UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 16, 2008

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

In response to inquiries that Magellan Health Services, Inc. (the “Company”) has received regarding the Company’s exposure to potential losses in the financial markets, the Company hereby makes the following disclosures.

As of September 16, 2008, the Company has no direct exposure to mortgage backed securities and subprime loans, and directly holds short-term debt obligations of Fannie Mae and Freddie Mac with par values of $5.8 million and $20.7 million, respectively, all of which matures at various dates from September 22, 2008 through June 22, 2009. In addition, as of September 16, 2008 the Company has no direct exposure to Lehman Brothers Holdings Inc., Washington Mutual or AIG. Also, except for the Company’s investments in the obligations of government agencies and government sponsored enterprises, the Company limits the amount it will directly invest in any single corporate issuer to no greater than $20 million.  The Company’s direct investments and exposure referred to above are exclusive of the holdings of mutual funds in which the Company invests.

The Company estimates that it has no risk of any material permanent loss on its investment portfolio; however, there can be no assurance that the Company will not experience any such losses in the future.

The Company maintains its current investment strategy of investing in a diversified, high quality, liquid portfolio of investments and continues to closely monitor the situation in the financial and credit markets.

Cautionary Statement:  This Form 8-K contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Securities Act of 1933, as amended, that involve a number of risks and uncertainties.  All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements including, without limitation, statements regarding the Company’s estimates of risk of any material permanent losses on its investment portfolio.  These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances.  Actual results could differ materially due to, among other things, adverse changes in the financial markets or the financial condition of the issuers of the investments held by the Company.   Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: September 16, 2008	By:	/s/ Jonathon N. Rubin
Name: Jonathon N. Rubin
Title: Executive Vice President and Chief Financial Officer